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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 7, 2000


                                  Netzee, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)

              Georgia                       0-27925             58-2488883
              -------                       -------             ----------
  (State or other jurisdiction            (Commission        (I.R.S. Employer
of incorporation or organization)         File Number)      Identification No.)


           6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
           ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (770) 850-4000
              ---------------------------------------------------
              (Registrant's telephone number including area code)


                                      N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of the Asset Purchase Agreement dated February 28, 2000 by and among Netzee, Inc. ("Netzee"), and Digital Visions, Inc., a Minnesota corporation ("DVI"), and certain shareholders of DVI, Netzee acquired substantially all the assets of DVI and assumed certain liabilities of DVI. This transaction was consummated on March 7, 2000. As consideration for this acquisition, Netzee issued 838,475 shares of Netzee common stock and options to purchase 70,419 shares of common stock in exchange for the cancellation of options to purchase DVI common stock. In addition, Netzee assumed approximately $3,300,000 in outstanding debt of DVI and $1,200,000 in operating liabilities and other acquisition costs. A portion of the shares of common stock issued in this transaction was placed in escrow for indemnification and other purposes. DVI also has the right to receive up to approximately 628,000 additional shares of Netzee common stock if certain revenue targets are met in fiscal years 2000 and 2001. The amount of the consideration was determined based upon arm's length negotiations.

DVI is located in Minneapolis, Minnesota and was engaged principally in the business of developing, marketing and distributing a suite of Internet-based products and services to financial institutions. These products and services include bond portfolio and asset liability management analytic tools and access to critical information sources such as vehicle valuations, credit reports, industry economic forecasts, and title and lien search information. Netzee intends to continue to use the acquired assets to engage in these activities.

Michael Murphy, the founder and former Chief Executive Officer of DVI, has become a Vice President of Netzee, Inc.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.

             It is impractical to provide the required financial statements for DVI at the date of the filing of this Form 8-K. The required financial statements will be provided by amendment as soon as practicable, but no later than sixty days after the date on which this initial report on Form 8-K must be filed.

         (b) Pro Forma Financial Information.

             It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided by amendment as soon as practicable, but no later than sixty days after the date on which this initial report on Form 8-K must be filed.

         (c) Exhibits.

             Item No.     Exhibit List

             2.1 Asset Purchase Agreement dated February 28, 2000 by and among Netzee, DVI and certain of DVI's shareholders.*

             4.1 Registration Rights Agreement, dated March 7, 2000 by and between Netzee and DVI.

            99.1          Press Release dated March 10, 2000.

*Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NETZEE, INC.

Date:  March 22, 2000             /s/  Richard S. Eiswirth
                                  ---------------------------------------------
                                  Executive Vice President, Chief Financial
                                  Officer and Secretary
                                  (Principal Financial and Accounting Officer
                                  and Duly Authorized Officer)



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                                  EXHIBIT LIST


Exhibit No.      Description
-----------      -----------

   2.1 Asset Purchase Agreement dated February 28, 2000 by and among Netzee, DVI and certain of DVI's shareholders.*

   4.1 Registration Rights Agreement, dated March 7, 2000, by and between Netzee and DVI.

  99.1           Press Release dated March 10, 2000.



*Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.